MUFG Americas Holdings Corporation                     Exhibit 99.2

FINANCIAL SUPPLEMENT JUNE 30, 2015

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2015 from
(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)	March 31, 2015	June 30, 2014
Results of operations:
Net interest income	$719	$683	$709	$707	$763	5%	(6)%
Noninterest income	385	335	352	388	202	15	91
Total revenue	1,104	1,018	1,061	1,095	965	8	14
Noninterest expense	843	849	797	764	635	(1)	33
Pre-tax, pre-provision income (2)	261	169	264	331	330	54	(21)
(Reversal of) provision for credit losses	15	3	(1)	1	6	400	150
Income before income taxes and including
noncontrolling interests	246	166	265	330	324	48	(24)
Income tax expense	71	34	117	88	84	109	(15)
Net income including noncontrolling interests	175	132	148	242	240	33	(27)
Deduct: Net loss from noncontrolling interests	6	5	5	5	4	20	50
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$181	$137	$153	$247	$244	32	(26)

Balance sheet (end of period):
Total assets	$114,266	$113,698	$113,623	$110,867	$108,809	—	5
Total securities	24,287	22,463	22,015	22,522	22,847	8	6
Total loans held for investment	76,399	76,808	76,804	74,635	72,369	(1)	6
Core deposits (3)	73,080	74,190	76,666	73,608	72,058	(1)	1
Total deposits	81,702	82,741	86,004	82,356	81,566	(1)	—
Long-term debt	8,852	8,856	6,972	6,984	6,995	—	27
MUAH stockholder's equity	15,278	15,200	14,922	14,990	14,753	1	4

Balance sheet (period average):
Total assets	$112,907	$113,134	$112,589	$109,739	$107,871	—	5
Total securities	22,915	22,172	22,171	22,592	22,865	3	—
Total loans held for investment	76,751	77,305	75,795	73,353	71,104	(1)	8
Earning assets	102,289	102,645	101,430	98,933	97,405	—	5
Total deposits	82,147	84,088	84,036	82,239	81,221	(2)	1
MUAH stockholder's equity	15,238	15,069	15,202	14,969	14,657	1	4

Performance ratios:
Return on average assets (4)	0.64%	0.49%	0.54%	0.90%	0.91%
Return on average MUAH stockholder's equity (4)	4.73	3.65	4.02	6.60	6.66
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.67	0.53	0.62	0.94	0.95
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (4) (5)	5.69	4.51	5.23	7.87	8.02
Efficiency ratio (6)	76.42	83.35	75.07	69.86	65.71
Adjusted efficiency ratio (7)	69.02	74.90	67.24	63.42	60.30
Net interest margin (4) (8)	2.84	2.70	2.81	2.87	3.15

Capital ratios:

Regulatory:	U.S. Basel III		U.S. Basel I	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (9) (10)	13.56%	12.64%	n/a	12.66%	12.58%
Tier 1 risk-based capital ratio (9) (10)	13.56	12.64	12.79%	12.70	12.62
Total risk-based capital ratio (9) (10)	15.30	14.41	14.74	14.60	14.57
Tier 1 leverage ratio (9) (10)	11.46	11.30	11.25	11.43	11.35

Other:
Tangible common equity ratio (11)	10.72%	10.69%	10.49%	10.74%	10.78%
Tier 1 common capital ratio (9) (10) (12)	n/a	n/a	12.74	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (9) (13)	n/a	n/a	12.85	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (9) (14)	13.49	12.57	12.56	12.47	12.13

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Six Months Ended		Percent Change to
	June 30,	June 30,	June 30, 2015 from
(Dollars in millions)	2015	2014 (1)	June 30, 2014
Results of operations:
Net interest income	$1,402	$1,446	(3)%
Noninterest income	720	383	88
Total revenue	2,122	1,829	16
Noninterest expense	1,692	1,262	34
Pre-tax, pre-provision income (2)	430	567	(24)
Provision for credit losses	18	6	200
Income before income taxes and including
noncontrolling interests	412	561	(27)
Income tax expense	105	154	(32)
Net income including noncontrolling interests	307	407	(25)
Deduct: Net loss from noncontrolling interests	11	9	22
Net income attributable to MUAH	$318	$416	(24)

Balance sheet (end of period):
Total assets	$114,266	$108,809	5
Total securities	24,287	22,847	6
Total loans held for investment	76,399	72,369	6
Core deposits (3)	73,080	72,058	1
Total deposits	81,702	81,566	—
Long-term debt	8,852	6,995	27
MUAH stockholder's equity	15,278	14,753	4

Balance sheet (period average):
Total assets	$113,020	$107,185	5
Total securities	22,546	22,739	(1)
Total loans held for investment	77,026	70,203	10
Earning assets	102,443	96,756	6
Total deposits	83,112	80,829	3
MUAH stockholder's equity	15,154	14,524	4

Performance ratios:
Return on average assets (4)	0.56%	0.78%
Return on average MUAH stockholder's equity (4)	4.19	5.73
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.60	0.83
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	5.10	7.03
Efficiency ratio (6)	79.75	68.97
Adjusted efficiency ratio (7)	71.86	63.91
Net interest margin (4) (8)	2.77	3.02

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2015 from
(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2015	June 30, 2014

Credit Data:
(Reversal of) provision for loan losses	$26	$(3)	$9	$(18)	$9	nm	189%
(Reversal of) provision for losses on unfunded credit commitments	(11)	6	(10)	19	(3)	(283)%	(267)
Total (reversal of) provision for credit losses	$15	$3	$(1)	$1	$6	400	150

Net loans charged-off (recovered)	$20	$3	$(1)	$12	$7	567	186
Nonperforming assets	381	390	411	428	547	(2)	(30)
Criticized loans held for investment (15)	1,395	1,327	1,141	1,245	1,450	5	(4)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.70%	0.69%	0.70%	0.71%	0.77%
Nonaccrual loans	147.98	147.21	143.35	131.28	108.90
Allowance for credit losses to (16):
Total loans held for investment	0.89	0.90	0.90	0.92	0.97
Nonaccrual loans	188.39	191.20	183.80	171.42	137.13
Net loans charged-off (recovered) to average total loans held for investment (4)	0.10	0.01	—	0.06	0.04
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.50	0.51	0.53	0.57	0.75
Nonperforming assets to total assets	0.33	0.34	0.36	0.39	0.50
Nonaccrual loans to total loans held for investment	0.47	0.47	0.49	0.54	0.71

	As of and for the Six Months Ended		Percent Change
	June 30,	June 30,	to June 30, 2015
(Dollars in millions)	2015	2014	from June 30, 2014
Credit Data:
(Reversal of) provision for loan losses	$23	$(7)	429%
(Reversal of) provision for losses on unfunded credit commitments	(5)	13	(138)
Total provision for credit losses	$18	$6	200

Net loans charged-off	$23	$1	nm
Nonperforming assets	381	547	(30)
Credit Ratios:
Net loans charged-off to average total loans held for investment	0.06%	—%
Nonperforming assets to total assets	0.33	0.50

________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014(1)	September 30, 2014(1)	June 30, 2014(1)
Interest Income
Loans	$700	$678	$696	$693	$749
Securities	121	102	109	113	115
Other	2	3	3	2	3
Total interest income	823	783	808	808	867

Interest Expense
Deposits	50	52	57	58	61
Commercial paper and other short-term borrowings	2	1	1	1	2
Long-term debt	52	47	41	42	41
Total interest expense	104	100	99	101	104

Net Interest Income	719	683	709	707	763
(Reversal of) provision for credit losses	15	3	(1)	1	6
Net interest income after (reversal of) provision for credit losses	704	680	710	706	757

Noninterest Income
Service charges on deposit accounts	49	49	50	52	50
Trust and investment management fees	26	28	26	26	26
Trading account activities	19	8	8	33	14
Securities gains, net	5	3	2	13	1
Credit facility fees	30	30	33	30	31
Merchant banking fees	20	20	35	38	27
Brokerage commissions and fees	14	13	13	14	13
Card processing fees, net	9	8	9	8	9
Fees from affiliates (17)	192	166	168	151	—
Other, net	21	10	8	23	31
Total noninterest income	385	335	352	388	202

Noninterest Expense
Salaries and employee benefits	555	567	527	492	378
Net occupancy and equipment	75	80	76	74	75
Professional and outside services	64	77	72	66	63
Intangible asset amortization	10	10	13	13	13
Regulatory assessments	14	13	13	13	16
Other	125	102	96	106	90
Total noninterest expense	843	849	797	764	635

Income before income taxes and including
noncontrolling interests	246	166	265	330	324
Income tax expense	71	34	117	88	84
Net Income including Noncontrolling Interests	175	132	148	242	240
Deduct: Net loss from noncontrolling interests	6	5	5	5	4
Net Income attributable to MUAH	$181	$137	$153	$247	$244
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Six Months Ended
(Dollars in millions)	June 30, 2015	June 30, 2014 (1)
Interest Income
Loans	$1,378	$1,416
Securities	223	230
Other	5	8
Total interest income	1,606	1,654

Interest Expense
Deposits	102	123
Commercial paper and other short-term borrowings	3	3
Long-term debt	99	82
Total interest expense	204	208

Net Interest Income	1,402	1,446
Provision for credit losses	18	6
Net interest income after provision for credit losses	1,384	1,440

Noninterest Income
Service charges on deposit accounts	98	101
Trust and investment management fees	54	52
Trading account activities	27	30
Securities gains, net	8	3
Credit facility fees	60	59
Merchant banking fees	40	51
Brokerage commissions and fees	27	26
Card processing fees, net	17	17
Fees from affiliates (17)	358	—
Other, net	31	44
Total noninterest income	720	383

Noninterest Expense
Salaries and employee benefits	1,122	766
Net occupancy and equipment	155	146
Professional and outside services	141	118
Intangible asset amortization	20	26
Regulatory assessments	27	31
Other	227	175
Total noninterest expense	1,692	1,262

Income before income taxes and including
noncontrolling interests	412	561
Income tax expense	105	154
Net Income including Noncontrolling Interests	307	407
Deduct: Net loss from noncontrolling interests	11	9
Net Income attributable to MUAH	$318	$416
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)
Assets
Cash and due from banks	$1,815	$1,735	$1,759	$1,593	$1,911
Interest bearing deposits in banks	2,160	2,787	3,930	2,772	2,353
Federal funds sold and securities purchased under resale agreements	68	92	62	154	65
Total cash and cash equivalents	4,043	4,614	5,751	4,519	4,329
Trading account assets	1,089	1,233	1,114	883	941
Securities available for sale	14,285	13,338	13,724	14,064	14,670
Securities held to maturity:
Securities held to maturity	10,002	9,125	8,291	8,458	8,177
Loans held for investment	76,399	76,808	76,804	74,635	72,369
Allowance for loan losses	(536)	(530)	(537)	(529)	(559)
Loans held for investment, net	75,863	76,278	76,267	74,106	71,810
Premises and equipment, net	622	623	621	617	632
Goodwill	3,225	3,225	3,225	3,227	3,227
Other assets	5,137	5,262	4,630	4,993	5,023
Total assets	$114,266	$113,698	$113,623	$110,867	$108,809

Liabilities
Deposits:
Noninterest bearing	$30,156	$29,854	$30,534	$28,676	$27,446
Interest bearing	51,546	52,887	55,470	53,680	54,120
Total deposits	81,702	82,741	86,004	82,356	81,566
Commercial paper and other short-term borrowings	5,262	3,475	2,704	3,876	2,870
Long-term debt	8,852	8,856	6,972	6,984	6,995
Trading account liabilities	734	944	894	596	664
Other liabilities	2,232	2,266	1,897	1,826	1,717
Total liabilities	98,782	98,282	98,471	95,638	93,812

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of June 30, 2015, March 31, 2015 and December 31, 2014; and 136,330,830 as of September 30, 2014 and June 30, 2014, respectively	136	136	136	136	136
Additional paid-in capital	7,208	7,241	7,232	7,223	7,184
Retained earnings	8,600	8,420	8,283	8,130	7,874
Accumulated other comprehensive loss	(666)	(597)	(729)	(499)	(441)
Total MUAH stockholder's equity	15,278	15,200	14,922	14,990	14,753
Noncontrolling interests	206	216	230	239	244
Total equity	15,484	15,416	15,152	15,229	14,997
Total liabilities and equity	$114,266	$113,698	$113,623	$110,867	$108,809
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2015			March 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,107	$238	3.40%	$28,394	$223	3.18%
Commercial mortgage	13,859	116	3.33	13,903	115	3.31
Construction	2,045	15	2.94	1,853	14	3.03
Lease financing	772	10	5.40	776	10	5.11
Residential mortgage	28,399	239	3.37	28,766	247	3.43
Home equity and other consumer loans	3,096	33	4.30	3,103	32	4.22
Loans, before purchased credit-impaired loans	76,278	651	3.42	76,795	641	3.36
Purchased credit-impaired loans	473	50	41.89	510	38	30.49
Total loans held for investment	76,751	701	3.66	77,305	679	3.54
Securities	22,915	126	2.20	22,172	106	1.92
Interest bearing deposits in banks	2,275	1	0.26	2,776	2	0.25
Federal funds sold and securities purchased under resale agreements	69	—	(0.47)	97	—	—
Trading account assets	196	1	0.71	196	—	0.70
Other earning assets	83	—	4.00	99	1	2.07
Total earning assets	102,289	829	3.25	102,645	788	3.09
Allowance for loan losses	(535)			(542)
Cash and due from banks	1,619			1,631
Premises and equipment, net	615			621
Other assets (19)	8,919			8,779
Total assets	$112,907			$113,134
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,986	29	0.31	$39,713	30	0.31
Savings	5,588	1	0.06	5,550	1	0.06
Time	8,535	20	0.95	8,975	21	0.93
Total interest bearing deposits	52,109	50	0.39	54,238	52	0.39
Commercial paper and other short-term borrowings (20)	3,826	2	0.21	2,991	1	0.20
Long-term debt	8,855	52	2.34	8,008	47	2.34
Total borrowed funds	12,681	54	1.69	10,999	48	1.76
Total interest bearing liabilities	64,790	104	0.64	65,237	100	0.62
Noninterest bearing deposits	30,038			29,850
Other liabilities (21)	2,626			2,750
Total liabilities	97,454			97,837
Equity
MUAH stockholder's equity	15,238			15,069
Noncontrolling interests	215			228
Total equity	15,453			15,297
Total liabilities and equity	$112,907			$113,134

Net interest income/spread (taxable-equivalent basis)		725	2.61%		688	2.47%
Impact of noninterest bearing deposits			0.20			0.19
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			2.84			2.70
Less: taxable-equivalent adjustment		6			5
Net interest income		$719			$683
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2015			June 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,107	$238	3.40%	$24,421	$202	3.33%
Commercial mortgage	13,859	116	3.33	13,529	124	3.66
Construction	2,045	15	2.94	1,146	10	3.24
Lease financing	772	10	5.40	840	14	6.74
Residential mortgage	28,399	239	3.37	27,063	247	3.66
Home equity and other consumer loans	3,096	33	4.30	3,191	32	4.04
Loans, before purchased credit-impaired loans	76,278	651	3.42	70,190	629	3.59
Purchased credit-impaired loans	473	50	41.89	914	120	52.45
Total loans held for investment	76,751	701	3.66	71,104	749	4.22
Securities	22,915	126	2.20	22,865	120	2.10
Interest bearing deposits in banks	2,275	1	0.26	2,878	2	0.25
Federal funds sold and securities purchased under resale agreements	69	—	(0.47)	102	—	0.02
Trading account assets	196	1	0.71	194	1	1.04
Other earning assets	83	—	4.00	262	—	0.83
Total earning assets	102,289	829	3.25	97,405	872	3.58
Allowance for loan losses	(535)			(561)
Cash and due from banks	1,619			1,450
Premises and equipment, net	615			642
Other assets (19)	8,919			8,935
Total assets	$112,907			$107,871
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,986	29	0.31	$37,646	35	0.38
Savings	5,588	1	0.06	5,590	1	0.09
Time	8,535	20	0.95	10,761	25	0.91
Total interest bearing deposits	52,109	50	0.39	53,997	61	0.45
Commercial paper and other short-term borrowings (20)	3,826	2	0.21	2,521	2	0.20
Long-term debt	8,855	52	2.34	6,923	41	2.39
Total borrowed funds	12,681	54	1.69	9,444	43	1.80
Total interest bearing liabilities	64,790	104	0.64	63,441	104	0.65
Noninterest bearing deposits	30,038			27,224
Other liabilities (21)	2,626			2,298
Total liabilities	97,454			92,963
Equity
MUAH stockholder's equity	15,238			14,657
Noncontrolling interests	215			251
Total equity	15,453			14,908
Total liabilities and equity	$112,907			$107,871

Net interest income/spread (taxable-equivalent basis)		725	2.61%		768	2.93%
Impact of noninterest bearing deposits			0.20			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.84			3.15
Less: taxable-equivalent adjustment		6			5
Net interest income		$719			$763
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Six Months Ended
	June 30, 2015			June 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,250	$461	3.29%	$24,196	$400	3.34%
Commercial mortgage	13,881	231	3.32	13,380	243	3.63
Construction	1,949	29	2.98	1,047	18	3.43
Lease financing	774	20	5.25	845	25	6.07
Residential mortgage	28,581	486	3.40	26,529	485	3.66
Home equity and other consumer loans	3,099	65	4.26	3,212	64	4.01
Loans, before purchased credit-impaired loans	76,534	1,292	3.39	69,209	1,235	3.58
Purchased credit-impaired loans	492	88	36.01	994	181	36.49
Total loans held for investment	77,026	1,380	3.60	70,203	1,416	4.05
Securities	22,546	232	2.06	22,739	240	2.11
Interest bearing deposits in banks	2,524	3	0.26	3,219	4	0.25
Federal funds sold and securities purchased under resale agreements	83	—	(0.32)	116	—	0.11
Trading account assets	196	1	0.71	231	3	2.21
Other earning assets	68	1	3.97	248	1	1.10
Total earning assets	102,443	1,617	3.17	96,756	1,664	3.45
Allowance for loan losses	(539)			(569)
Cash and due from banks	1,625			1,475
Premises and equipment, net	618			643
Other assets (19)	8,873			8,880
Total assets	$113,020			$107,185
Liabilities
Interest bearing deposits:
Transaction and money market accounts	38,845	59	0.31	37,583	71	0.38
Savings	5,569	2	0.06	5,581	2	0.10
Time	8,754	41	0.94	10,986	50	0.92
Total interest bearing deposits	53,168	102	0.39	54,150	123	0.46
Commercial paper and other short-term borrowings (20)	3,411	3	0.21	2,576	3	0.21
Long-term debt	8,434	99	2.34	6,736	82	2.43
Total borrowed funds	11,845	102	1.72	9,312	85	1.82
Total interest bearing liabilities	65,013	204	0.63	63,462	208	0.66
Noninterest bearing deposits	29,944			26,679
Other liabilities (21)	2,687			2,268
Total liabilities	97,644			92,409
Equity
MUAH stockholder's equity	15,154			14,524
Noncontrolling interests	222			252
Total equity	15,376			14,776
Total liabilities and equity	$113,020			$107,185

Net interest income/spread (taxable-equivalent basis)		1,413	2.54%		1,456	2.79%
Impact of noninterest bearing deposits			0.20			0.19
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			2.77			3.02
Less: taxable-equivalent adjustment		11			10
Net interest income		$1,402			$1,446
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$27,854	$27,979	$27,623	$26,429	$25,162
Commercial mortgage	13,800	13,923	14,016	13,766	13,549
Construction	2,071	1,996	1,746	1,436	1,248
Lease financing	759	776	800	811	829
Total commercial portfolio	44,484	44,674	44,185	42,442	40,788

Residential mortgage	28,374	28,558	28,977	28,425	27,619
Home equity and other consumer loans	3,098	3,081	3,117	3,141	3,178
Total consumer portfolio	31,472	31,639	32,094	31,566	30,797
Loans held for investment, before purchased credit-impaired loans	75,956	76,313	76,279	74,008	71,585
Purchased credit-impaired loans	443	495	525	627	784

Total loans held for investment	$76,399	$76,808	$76,804	$74,635	$72,369

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$64	$52	$55	$71	$161
Commercial mortgage	43	40	40	34	47
Total commercial portfolio	107	92	95	105	208

Residential mortgage	209	221	231	239	243
Home equity and other consumer loans	36	39	40	46	46
Total consumer portfolio	245	260	271	285	289

Nonaccrual loans, before purchased credit-impaired loans	352	352	366	390	497
Purchased credit-impaired loans	10	9	9	13	17
Total nonaccrual loans	362	361	375	403	514

OREO	19	29	36	25	33

Total nonperforming assets	$381	$390	$411	$428	$547

Loans 90 days or more past due and still accruing (22)	$2	$4	$3	$4	$11

__________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Analysis of Allowance for Credit Losses
Balance, beginning of period	$530	$537	$529	$559	$557
(Reversal of) provision for loan losses	26	(3)	9	(18)	9
Other	—	(1)	(2)	—	—
Loans charged-off:
Commercial and industrial	(12)	(1)	(8)	(15)	(6)
Commercial mortgage	(1)	(3)	(1)	—	(2)
Total commercial portfolio	(13)	(4)	(9)	(15)	(8)
Residential mortgage	—	(1)	—	—	(2)
Home equity and other consumer loans	(3)	(2)	(2)	(2)	(2)
Total consumer portfolio	(3)	(3)	(2)	(2)	(4)
Purchased credit-impaired loans	(8)	—	—	(1)	—
Total loans charged-off	(24)	(7)	(11)	(18)	(12)
Recoveries of loans previously charged-off:
Commercial and industrial	3	4	10	3	3
Commercial mortgage	—	—	—	2	1
Total commercial portfolio	3	4	10	5	4
Home equity and other consumer loans	1	—	2	—	1
Total consumer portfolio	1	—	2	—	1
Purchased credit-impaired loans	—	—	—	1	—
Total recoveries of loans previously charged-off	4	4	12	6	5
Net loans recovered (charged-off)	(20)	(3)	1	(12)	(7)

Ending balance of allowance for loan losses	536	530	537	529	559
Allowance for losses on unfunded credit commitments	147	158	152	162	145
Total allowance for credit losses	$683	$688	$689	$691	$704

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	June 30, 2015		March 31, 2015		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	March 31, 2015	March 31, 2015
Asset Liability Management securities:
U.S. Treasury	$403	$403	$147	$149	$254	170%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,661	7,582	7,249	7,228	354	5
Privately issued	144	145	155	156	(11)	(7)
Privately issued - commercial mortgage-backed securities	1,631	1,626	1,573	1,604	22	1
Collateralized loan obligations	2,832	2,823	2,503	2,487	336	14
Asset-backed and other	8	9	8	9	—	—
Asset Liability Management securities	12,679	12,588	11,635	11,633	955	8
Other debt securities:
Direct bank purchase bonds	1,625	1,640	1,626	1,647	(7)	—
Other	50	50	50	49	1	2
Equity securities	5	7	8	9	(2)	(22)
Total securities available for sale	$14,359	$14,285	$13,319	$13,338	$947	7%

Securities Held to Maturity

	June 30, 2015		March 31, 2015		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (23)	Value	Amount (23)	Value	March 31, 2015	March 31, 2015
U.S. Treasury	$487	$494	$487	$497	$(3)	(1)%
U.S. government-sponsored agencies	842	837	497	498	339	68
U.S. government agency and government-
sponsored agencies - residential mortgage-backed securities	6,975	7,025	6,421	6,545	480	7
U.S. government agency and government-
sponsored agencies - commercial mortgage-backed securities	1,698	1,747	1,720	1,793	(46)	(3)
Total securities held to maturity	$10,002	$10,103	$9,125	$9,333	$770	8%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)
Net income attributable to MUAH	$181	$137	$153	$247	$244
Net adjustments for merger costs related to acquisitions, net of tax	3	6	12	13	15
Net adjustments for privatization transaction, net of tax	3	3	6	(8)	(9)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$187	$146	$171	$252	$250

Average total assets	$112,907	$113,134	$112,589	$109,739	$107,871
Less: Net adjustments related to privatization transaction	2,230	2,235	2,244	2,255	2,260
Average total assets, excluding impact of privatization transaction	$110,677	$110,899	$110,345	$107,484	$105,611
Return on average assets (4)	0.64%	0.49%	0.54%	0.90%	0.91%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.67	0.53	0.62	0.94	0.95

Average MUAH stockholder's equity	$15,238	$15,069	$15,202	$14,969	$14,657
Less: Adjustments for merger costs related to acquisitions	(171)	(167)	(157)	(147)	(132)
Less: Net adjustments for privatization transaction	2,275	2,276	2,279	2,290	2,297
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,134	$12,960	$13,080	$12,826	$12,492
Return on average MUAH stockholder's equity (4)	4.73%	3.65%	4.02%	6.60%	6.66%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	5.69	4.51	5.23	7.87	8.02

Noninterest expense	$843	$849	$797	$764	$635
Less: Staff costs associated with fees from affiliates - support services	123	112	105	88	—
Less: Foreclosed asset expense and other credit costs	—	1	(2)	(1)	1
Less: Productivity initiative costs	2	28	2	6	4
Less: Low income housing credit (LIHC) investment amortization expense	2	2	4	3	3
Less: Expenses of the LIHC consolidated VIEs	10	9	8	8	8
Less: Merger and business integration costs	6	9	20	22	25
Less: Net adjustments related to privatization transaction	7	8	10	11	10
Less: Intangible asset amortization	3	3	3	3	3
Less: Contract termination fee	23	—	—	—	—
Noninterest expense, as adjusted (a)	$667	$677	$647	$624	$581

Total revenue	$1,104	$1,018	$1,061	$1,095	$965
Add: Net interest income taxable-equivalent adjustment	6	5	5	6	5
Less: Fees from affiliates - support services	134	121	112	94	—
Less: Productivity initiative gains	(1)	1	(1)	—	—
Less: Accretion related to privatization-related fair value adjustments	2	1	(1)	4	9
Less: Other credit costs	8	(4)	(6)	17	(2)
Total revenue, as adjusted (b)	$967	$904	$962	$986	$963
Adjusted efficiency ratio (a)/(b) (7)	69.02%	74.90%	67.24%	63.42%	60.30%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)
Total MUAH stockholder's equity	$15,278	$15,200	$14,922	$14,990	$14,753
Less: Goodwill	3,225	3,225	3,225	3,227	3,227
Less: Intangible assets, except mortgage servicing rights (MSRs)	214	222	233	249	262
Less: Deferred tax liabilities related to goodwill and intangible assets	(41)	(40)	(99)	(20)	(99)
Tangible common equity (c)	$11,880	$11,793	$11,563	$11,534	$11,363
Total assets	$114,266	$113,698	$113,623	$110,867	$108,809
Less: Goodwill	3,225	3,225	3,225	3,227	3,227
Less: Intangible assets, except MSRs	214	222	233	249	262
Less: Deferred tax liabilities related to goodwill and intangible assets	(41)	(40)	(99)	(20)	(99)
Tangible assets (d)	$110,868	$110,291	$110,264	$107,411	$105,419
Tangible common equity ratio (c)/(d) (11)	10.72%	10.69%	10.49%	10.74%	10.78%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	n/a	n/a	$12,367	n/a	n/a
Less: Junior subordinated debt payable to trusts	n/a	n/a	51	n/a	n/a
U.S. Basel I Tier 1 common capital (e)	n/a	n/a	$12,316	n/a	n/a
Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (f)	$12,632	$12,480	$12,450	$12,300	$11,964
Other (10)	(74)	(80)	(117)	(121)	(130)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (g)	$12,558	$12,400	$12,333	$12,179	$11,834
Risk-weighted assets, determined in accordance with U.S. Basel I regulatory requirements (h)	n/a	n/a	$96,663	n/a	n/a
Add: Adjustments	n/a	n/a	205	n/a	n/a
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$93,181	$98,723	96,868	$96,239	$94,556
Add: Adjustments	(67)	(74)	1,301	1,441	2,963
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased in) (j)	$93,114	$98,649	$98,169	$97,680	$97,519
Tier 1 common capital ratio (e)/(h) (9) (10) (12)	n/a	n/a	12.74%	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (f)/(i) (9) (13)	n/a	n/a	12.85	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (g)/(j) (9) (14)	13.49%	12.57%	12.56	12.47%	12.13%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Six Months Ended
	June 30,	June 30,
(Dollars in millions)	2015	2014 (1)

Net income attributable to MUAH	$318	$416
Net adjustments for merger costs related to acquisitions, net of tax	9	26
Net adjustments for privatization transaction, net of tax	6	(8)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$333	$434

Average total assets	$113,020	$107,185
Less: Net adjustments related to privatization transaction	2,233	2,266
Average total assets, excluding impact of privatization transaction	$110,787	$104,919
Return on average assets (4)	0.56%	0.78%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.60	0.83

Average MUAH stockholder's equity	$15,154	$14,524
Less: Adjustments for merger costs related to acquisitions	(169)	(125)
Less: Net adjustments for privatization transaction	2,275	2,299
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,048	$12,350
Return on average MUAH stockholder's equity (4)	4.19%	5.73%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	5.10	7.03

Noninterest expense	$1,692	$1,262
Less: Staff costs associated with fees from affiliates - support services	235	—
Less: Foreclosed asset expense and other credit costs	1	—
Less: Productivity initiative costs	30	5
Less: Low income housing credit (LIHC) investment amortization expense	4	6
Less: Expenses of the LIHC consolidated VIEs	18	16
Less: Merger and business integration costs	15	42
Less: Net adjustments related to privatization transaction	15	20
Less: Intangible asset amortization	7	7
Less: Contract termination fee	23	—
Noninterest expense, as adjusted (a)	$1,344	$1,166

Total revenue	$2,122	$1,829
Add: Net interest income taxable-equivalent adjustment	11	10
Less: Fees from affiliates - support services	255	—
Less: Productivity initiative gains	—	—
Less: Accretion related to privatization-related fair value adjustments	3	16
Less: Other credit costs	4	1
Total revenue, as adjusted (b)	$1,871	$1,822
Adjusted efficiency ratio (a)/(b) (7)	71.86%	63.91%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)	Prior period amounts have been revised to reflect the January 1, 2015 adoption of Accounting Standards Update 2014-01 related to investments in qualified affordable housing projects.

(2)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(3)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(4)	Annualized.

(5)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(6)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(7)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(8)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(9)	Preliminary as of June 30, 2015.

(10)
The capital ratios as of December 31, 2014 are calculated under U.S. Basel I rules. The capital ratios displayed as of June 30, 2015, March 31, 2015, September 30, 2014, and June 30, 2014 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
The Tier 1 common capital ratio, calculated under Basel I rules, is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. Common Equity Tier 1 risk-based capital is calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules. Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital, as part of its financial analyses. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information, and the corresponding reconciliation from Common Equity Tier 1 capital under U.S. Basel III (standardized transitional), because of current interest in such information by market participants.  Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(15)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(16)
The allowance for credit losses ratios include the allowances for loan losses and for losses on unfunded credit commitments against end of period total loans held for investment or total nonaccrual loans, as appropriate.

(17)	Fees from affiliates represent income resulting from the business integration initiative effective July 1, 2014.

(18)
Average balances on loans held for investment include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(19)	Includes noninterest bearing trading assets.

(20)	Includes interest bearing trading liabilities.

(21)	Includes noninterest bearing trading liabilities.

(22)
Excludes loans totaling $36 million, $52 million, $65 million, $103 million, and $123 million that are 90 days or more past due and still accruing at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(23)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 16